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                                                                 EXHIBIT 10(FF)


                      1995 ROHR, INC. STOCK INCENTIVE PLAN

1.       PURPOSE OF THE PLAN

         The purpose of this 1995 Stock Incentive Plan ("Plan") of Rohr, Inc., a Delaware corporation (the "Company"), is to enable the Company and its Subsidiaries to attract, retain and motivate their employees by providing for or increasing the proprietary interests in the Company of such employees and further align their interests with those of the Company's stockholders.

2.       PLAN AWARDS

         (a) To carry out the purposes of the Plan, the Company and its Subsidiaries will from time to time enter into various arrangements with persons eligible to participate therein and confer various benefits upon them. The following such arrangements or benefits are authorized under the Plan if their terms and conditions are not inconsistent with the provisions of the Plan: Stock Options, Forfeitable Stock, and Stock Bonuses. Such arrangements and benefits pursuant to the Plan are generically sometimes herein referred to as "Awards." The authorized categories of benefits for which Awards may be granted are defined as follows:

                  Stock Options: A Stock Option is a right granted under the Plan to purchase a specified number of shares of Common Stock at such exercise price, at such times, and on such other terms and conditions as are specified in the Award.

                  Forfeitable Stock: Forfeitable Stock is Common Stock sold under the Plan at a discount of at least 50 percent from its Fair Market Value or at its par value, but subject during specified periods of time to such restrictions on its transferability and repurchase rights as are expressed in the Award and as may constitute a substantial condition of forfeiture while in effect.

                  Stock Bonuses: A Stock Bonus is the issuance or delivery of unrestricted or restricted shares of Common Stock under the Plan as a bonus for services rendered or to be rendered in the employ of the Company or Subsidiary.

         (b) An Award may consist of one such arrangement or benefit or two or more of them in tandem or in the alternative. Among other things, any such Award may but need not also provide for the satisfaction of any applicable tax withholding obligation by the retention of shares to which the grantee would otherwise be entitled or by the grantee's delivery of previously owned shares or other property.

         (c) Common Shares may be issued pursuant to an Award for any lawful consideration as determined by the Committee (as defined in Section 6 below), including, without limitation, services rendered by the recipient of such Award.

         (d) Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:


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                  (i)      a provision permitting the recipient of such Award,
including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

                           (A)      the delivery of previously owned shares of
capital stock of the Company (including "pyramiding") or other property, provided that the Company is not then prohibited from purchasing or acquiring shares of its capital stock or such other property, or

                           (B)      a reduction in the amount of Common Shares
or other property otherwise issuable pursuant to such Award; and

                  (ii) any provision required in order for such Award to qualify as an Incentive Stock Option, provided that the recipient of such Award is eligible under the Internal Revenue Code (the "Code") to receive an Incentive Stock Option.

         (e)      Notwithstanding any other provision of this Plan:

                  (i) no Employee shall be granted Incentive Stock Options that are exercisable for the first time by any individual in any one calendar year (under all plans of the Company and any Subsidiary) with respect to Common Shares having a value at the time of grant in excess of $100,000;

                  (ii) the Company may not change the exercise price of or replace any Stock Option granted hereunder (other than any adjustment provided in Section 3 below); and

                  (iii) no Stock Option may be granted with an exercise price less than 100% of the Fair Market Value of the underlying Common Stock on the date the Committee approves such Stock Option.

         (f) Notwithstanding any other provision of this Plan, no Employee shall be granted Awards hereunder with respect to in excess of 400,000 shares of Common Stock during any calendar year. This limitation is intended to satisfy the requirements of Section 162(m) of the Code so that compensation attributable to Awards hereunder qualify as performance-based compensation under Section 162(m) of the Code. The limitation under this subsection (f) shall be subject to adjustment under Section 3 hereof, but only to the extent permitted under
Section 162(m) of the Code.

         (g) No Employee shall be granted any Award hereunder to replace any Award granted under any other Company stock incentive plan where the purpose of such replacement is to reduce the per share exercise or purchase price of such award.


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3.       STOCK SUBJECT TO PLAN

         (a) The kind and maximum of shares of stock that may be sold or issued under the Plan, whether upon exercise of Stock Options or in settlement of other Awards, shall be 1,800,000 shares of Common Stock (subject to the adjustments set forth hereinbelow). If the outstanding shares of stock of the class then subject to the Plan are increased or decreased, or are changed into or are exchanged for a different number or kind of shares or securities or other forms of consideration, as a result of one or more reorganizations, recapitalizations, restructurings, reclassifications, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities or other forms of consideration which may thereafter be sold or issued under the Plan for which Awards (including Incentive Stock Options) may thereafter be granted and for which outstanding Awards previously granted under the Plan may thereafter be exercised or settled; provided, however, that adjustments pursuant to this
Section 3 shall be limited to those that will not adversely affect the status of outstanding Stock Options as Incentive Stock Options.

         (b) The aggregate number of shares that may be issued and issuable as Forfeitable Stock (including Forfeitable Stock issued as Stock Bonuses) under this Plan shall not exceed 360,000 shares, subject to adjustments as provided hereinabove.

         (c) For purposes of this Section 3, the aggregate number of Common Shares issued and issuable pursuant to all Awards granted under this Plan shall at any time be deemed to be equal to the sum of the following:

                  (i) the number of Common Shares that were issued prior to such time pursuant to Awards granted under this Plan, other than Common Shares that were subsequently reacquired by the Company for no more than the price at which they were sold (plus any interest thereon) pursuant to the terms and conditions of the Award, provided that Common Shares that were subject to a Stock Option, if that Stock Option has subsequently expired, terminated or been canceled without such shares having been sold or issued thereunder, shall not be deemed sold or issued and shall again be considered as shares for which Awards may be granted under the Plan; plus

                  (ii) the number of Common Shares that were otherwise issuable prior to such time pursuant to Awards granted under this Plan, but that were withheld by the Company as payment of the purchase price of the Common Shares issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance; plus

                  (iii) the maximum number of Common Shares issuable at or after such time pursuant to Awards granted under this Plan prior to such time.

         (d) The shares of the stock sold or issued under the Plan may be obtained from the Company's authorized but unissued shares, from reacquired or treasury shares, or from outstanding shares to be acquired in the market from private sources.


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4.       PERSONS ELIGIBLE TO PARTICIPATE

         Any person, including any director of the Company, who is a regular salaried employee of the Company or any of its Subsidiaries (a "Salaried Employee" or an "Employee") shall be eligible to be considered for the grant of Awards hereunder.

5.       PLAN EFFECTIVENESS AND DURATION

         The Plan shall become effective upon its adoption by the Company's Board of Directors (the "Board"), and shall continue until terminated by the Board, but no shares may be sold or issued hereunder until the Plan has been approved by the holders of a majority of the outstanding shares of the Company's Common Stock present, or represented, and entitled to vote at a meeting of the Company's stockholders, other than shares awarded subject to the condition subsequent that such approval is obtained. Incentive Stock Options may not be granted under the Plan after July 25, 2005, although any such Incentive Stock Option that was duly granted on or before July 25, 2005, may thereafter be exercised in accordance with its terms.

6.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Board or, in the discretion of the Board, a committee appointed thereby (the "Committee"). Subject to the provisions of the Plan, the Board, or the Committee, shall have full and final authority in its discretion to select the Employees to whom Awards shall be granted hereunder, to grant such Awards, to determine the terms and provisions of such Awards and the number of shares to be sold or issued pursuant thereto, and to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may delegate to Company officers or others its authority with respect to any Awards that may be granted to Employees who are not then officers of the Company or subject to
Section 16 of the 1934 Act; provided, that the issuance of shares on exercise or settlement of any Awards must be or have been authorized by the Board or the Committee. The interpretation and construction by the Board or the Committee of any term or provision of the Plan or of any Award granted thereunder shall be final and binding upon all participants in the Plan.

7.       SECTION 16 PERSONS

         Notwithstanding any other provision herein, any Award granted hereunder to an Employee who is then subject to Section 16 of the 1934 Act shall be subject to the following limitations:

         (a) The Committee exercising the authority described in Paragraph 6 with respect to that Award shall consist of two or more members of the Board who are not Salaried Employees.

         (b) The Award may provide for the issuance of shares of Common Stock as a Stock Bonus for no consideration other than services rendered or to be rendered.


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         (c)      No Award may be sold or otherwise transferred for at least six months after it is acquired (except on death or disability or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or the Employee Retirement Income Security Act).

         (d) Any Stock Option granted to such Employee pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined above, shall be exercisable during the Employee's lifetime only by the Employee or by his or her guardian or legal representative, and may not be exercisable for at least six months after it is granted (except on death or disability or pursuant to a qualified domestic relations order as defined above).

8.       CHANGES IN CONTROL

         The Board, may, in its discretion, authorize any or all of the following actions as a result of or in anticipation of any Change in Control of the Company, and any Award may but need not expressly provide for such actions upon the occurrence of a Change in Control: (1) the acceleration of unmatured installments or vesting provisions under any outstanding Awards, (2) the lapsing or expiration of restrictions or limitations under any outstanding Awards, and
(3) the settlement for cash of outstanding Awards or portions thereof.

9.       AMENDMENT AND TERMINATION

         The Board may alter, amend, suspend or terminate the Plan at any time and in any manner subject to the following limitations: (a) no such action of the Board, unless taken with the approval of the shareholders of the Company, may (i) increase the maximum number of shares that may be made subject to sale or issuance or may be sold or issued under the Plan, (ii) alter the class of persons eligible to participate in the Plan, (iii) change the exercise price of or replace any Stock Option granted hereunder or under any other Company stock incentive plan where the purpose of such replacement is to reduce the per share exercise or purchase price of such award (other than any adjustment provided in Section 3), or (iv) grant a Stock Option with an exercise price less than 100 percent of the Fair Market Value of the underlying Common Stock on the date the Committee approves such option; and (b) no such amendment or termination shall deprive the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto.

         However, the Board may in its discretion determine, with respect to any other amendments of the Plan, that such amendments shall only become effective upon approval by the stockholders of the Company, if the Board determines that such stockholder approval may be advisable, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under securities or tax or other laws, or of satisfying any applicable stock exchange listing requirements.

10.      CERTAIN DEFINITIONS

         The authorized categories of benefits for which Awards may be granted under this Plan


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are defined in Paragraph 2 above. In addition, the following terms used in this
Plan shall have the following meanings, subject to any amendments in accordance with Paragraph 10 above:

         An "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates (as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the 1934 Act, as in effect on July 26, 1995) of such Person, shall be the Beneficial Owner (as defined in Rule 13d-3 of the General Rules and Regulations under the 1934 Act, as in effect on July 26, 1995) of 15% or more of the Voting Shares of the Company then outstanding; provided, however, that an Acquiring Person shall not include the Company, any wholly-owned subsidiary of the Company and any employee benefit plan of the Company or of a subsidiary of the Company or any Person holding Voting Shares of the Company for or pursuant to the terms of any such plan. For purposes of this paragraph, the percentage of the outstanding shares of Voting Shares of which a Person is a Beneficial Owner shall be calculated in accordance with said Rule 13d-3.

         "Change in Control" shall mean: (A) an agreement shall have been entered or a document signed providing for the merger, consolidation or liquidation of the Company; (B) the beneficial ownership (the direct or indirect beneficial ownership for purposes of Section 13(d) of the 1934 Act and Regulations 13D-G thereunder, or any comparable or successor law or regulation) of 40 percent or more of the Company's shares is acquired by any person or associated or affiliated group of persons (as defined by Rule 12b-2 of the General Rules and Regulations under the 1934 Act, as in effect on July 26,
1995); (C) an agreement shall have been entered into or a document signed providing for the sale, mortgage, lease or other transfer in one or more transactions (other than transactions in the ordinary course or business) of the assets or earning power aggregating more than 50 percent of the assets or earning power of the Company and its subsidiaries (taken as a whole) to any Person or associated or affiliated group of Persons; or (D) any Acquiring Person shall receive the benefit, directly or indirectly (except proportionately as a shareholder or upon terms and conditions not less favorable to the Company than the Company would be able to obtain in arm's length negotiations with an unaffiliated party) of any loans, advances, guarantees, pledges or other financial assistance, or any tax credits or other tax advantage provided by the Company or its subsidiaries; or (E) Change in Control shall also mean, and a Change of Control shall be deemed to have occurred, if at anytime, the Board of Directors of the Company shall be composed of a majority of Directors which are not Continuing Directors.

         "Common Stock" is the Company's common stock, $1 par value, as constituted on July 26, 1995, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Paragraph 3 above.

         "Continuing Director" shall mean a director if he or she was a member of the Board of Directors as of July 26, 1995 and any successor of a Continuing Director or director filling a newly created position on the Board of Directors who is elected or nominated to succeed a Continuing Director or to fill such newly created position by a majority of Continuing Directors then on the Board.


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         "Fair Market Value" of shares of stock shall be calculated on the basis of the closing price of stock of that class on the day in question (or, if such day is not a trading day in the U.S. securities markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) in which such shares are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or national quotation system on which such shares are then quoted or, if not so quoted, as furnished by a professional securities dealer making a market in such shares selected by the Board or the Committee.

         An "Incentive Stock Option" is a Stock Option that qualifies as an "incentive stock option" as defined under Section 422 (or any applicable successor provisions) of the Internal Revenue Code and that includes an express provision that it is intended to be an Incentive Stock Option.

         "Person" shall mean any individual, firm, partnership, corporation, trust, estate, association, group (as such term is used in Rule 13d-5 under the 1934 Act) or other entity, and any two or more of the foregoing acting in concert or pursuant to an agreement, arrangement, or understanding for the purpose of acquiring, holding, voting or disposing of capital stock of the Company, and shall include any successor (by merger or otherwise) of such entity.

         A "Subsidiary" of the Company is any corporation, partnership or other entity in which the Company directly or indirectly owns 50% or more of the total combined power to cast votes in the election of directors, trustees, managing partners or similar officials.

         The "1934 Act" means the Securities Exchange Act of 1934, as in effect from time to time.

         "Voting Shares" shall mean (i) shares of the Company's $1 par value common stock, and (ii) any other share of capital stock of the Company entitled to vote generally in the election of directors or entitled to vote in respect of any merger, consolidation, sale of all or substantially all of the Company's assets, liquidation, dissolution or winding up. References to a percentage or portion of the outstanding Voting Shares shall be deemed a reference to the percentage or portion of the total votes entitled to be cast by the holders of the outstanding Voting Shares.

         IN WITNESS WHEREOF, Rohr, Inc. has caused the Plan to be executed as of the 2nd day of December, 1995, to be effective as of the Effective Date.

                                                  ROHR, INC.



                                                  By:   /s/ R. W. Madsen
                                                        -----------------
                                                         R. W. Madsen
                                                         Vice President, General
                                                         Counsel and Secretary


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